Exhibit 10.7

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SUPPLY AGREEMENT

- Vaccine against Japanese encephalitis virus

by and among

INTERCELL AG

and

VETTER PHARMA-FERTIGUNG GMBH & CO. KG

And

INTERCELL BIOMEDICAL LTD.

dated as of March 1, 2008

-i-

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TABLE OF CONTENTS

(continued)

Page
ANNEXES

ANNEX 1:	PRICES

ANNEX 2:	AGREED VALUE OF FINAL BULK VACCINE AND INTERCELL MATERIALS

ANNEX 3:	FORECAST, UPDATE, AND PURCHASE ORDER

ANNEX 4:	QUALITY AGREEMENT

ANNEX 5:	CONFIDENTIALITY AGREEMENT

ANNEX 6:	CYCLE TIMES

-ii-

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THIS COMMERCIAL SUPPLY AGREEMENT, made and entered into as of this 1st day of March, 2008 (hereinafter referred to as the “Agreement”), by and among Intercell Biomedical Ltd., a company registered in Scotland under the Companies Act of 1985 with registered number SC 260350, having its registered office at 30-31 Queen Street, Edinburgh, Scotland (“Intercell”), Intercell AG, a company duly organized and existing under the laws of Austria, having its principal place of business located at Campus Vienna Biocenter 2, 1030 Vienna, Austria, FB-NR. 166438 M/HG Wien, in its capacity as parent company guarantor (“Intercell AG”), and Vetter Pharma-Fertigung GmbH & Co. KG, a company duly organized and existing under the laws of Germany, having its principal place of business at Schützenstraße 87, 88212 Ravensburg, Germany (“Vetter”) Intercell and Vetter hereinafter individually also referred to as “Party” and collectively as the “Parties”,

W I T N E S S E T H:

WHEREAS, Intercell AG and Vetter have entered into a Confidentiality Agreement and a Development Agreement, both as defined below; and

WHEREAS, Intercell manufactures certain liquid vaccine solution containing purified, inactivated Japanese encephalitis virus strain SA 14-14-2 adjuvanted with aluminum hydroxide which vaccine is intended for the prophylactic treatment in humans of Japanese encephalitis; and

WHEREAS, Intercells desires Vetter to perform (as set forth herein and in the Quality Agreement attached hereto) certain production of a 1.25 ml SCF syringe pre-filled with said vaccine;

WHEREAS, Intercell wishes Vetter to produce such syringe as so produced for commercial sale within the Territory as below defined; and

WHEREAS, Vetter owns and possesses the requisite expertise, personnel, know-how, and facilities to perform such production in accordance with this Agreement and specifically the Quality Agreement attached hereto;

NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements hereinafter set forth, and subject to the terms and conditions of this Agreement, the Parties hereto agree as follows:

1.	ARTICLE 1: DEFINITIONS

For all purposes of this Agreement and specifically the attached Quality Agreement including its Appendices, and all amendments hereto and thereto, the following capitalized terms so hereafter and therein used shall have the same and uniform meanings as herein underneath defined and specified, unless the context otherwise requires:

1.1	“Accumulated Surplus” shall have such meaning as set forth in Section 4.4 hereof.

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1.2

“Affiliate” shall mean, with respect to Intercell, any person, firm, company, or organization which is controlled by Intercell AG only, and with respect to Vetter, any person, firm, company, or organization, which is under common control of the executors of the estate of Helmut Vetter, and furthermore, for the purposes contained herein, “control” shall mean direct or indirect ownership of more than fifty percent (50%) of the voting stock or ownership interests.

1.3	“Agreed Specifications” or “Specifications” shall have such meaning as set forth in the Quality Agreement, Appendix 5 thereof.

1.4	“Agreement” shall mean this agreement and its Annexes.

1.5	“Annex” shall mean an annex attached hereto.

1.6	“Appendix” shall mean an appendix attached to the Quality Agreement.

1.7

“Bulk Vaccine” or “Final Bulk Vaccine” shall mean the bulk form of a certain liquid vaccine solution for the prophylactic treatment of Japanese encephalitis (also known as IC 51) manufactured by Intercell.

1.8	“Business Day” shall have such meaning as set forth in Section 23(1) hereof.

1.9	“cGMP” shall have such meaning as in the Quality Agreement set forth.

1.10

“Confidential Information” shall mean COMPANY Confidential Information in respect of Intercell and VETTER Confidential Information in respect of Vetter, all as defined and set forth in the Confidentiality Agreement.

1.11	“Confidentiality Agreement” shall mean the confidentiality agreement between Intercell AG and Vetter, dated as of September 30, 2002, attached hereto as Annex 5.

1.12	“Costs” shall have the meaning as in Section 13(1) hereof set forth.

1.13	“Cycle Time” shall mean the processing time of a manufacturing process or sub-process.

1.14	“Development Agreement” shall mean the development agreement between the Parties dated as of December 23, 2005.

1.15	“Effective Date” shall mean the day and year set forth in the first paragraph of this Agreement.

1.16	“EMEA” shall mean the European Medicines Agency.

1.17	“Equipment” shall mean the equipment used by Vetter to Produce the Product.

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1.18

“Facility” or “Facilities” shall mean the production and testing facilities of Vetter located in Schützenstraße 87 or Holbeinstraße 40, both 88212 Ravensburg, Mooswiesen 2, 88214 Ravensburg and Eisenbahnstraße 2-4, 88085 Langenargen, all Germany.

1.19	“FDA” shall mean the United States Food and Drug Administration.

1.20

“Information” shall, by virtue of this Agreement in amendment of Article 9 of the Confidentiality Agreement for the exclusive purposes contemplated hereunder, mean any information of each Party, especially such relating to business, affairs, operations, scientific and medical research, finances, plans, data, trade secrets, as well as intellectual property (including, but not limited to, all discoveries, inventions, copyrights, trademarks, industrial design, know-how, improvements, formulas, ideas, devices, products, writings, or other intellectual property relating to the Products, notes, records, reports, sketches, plans, memoranda and other tangible or intangible information), which is disclosed to the other Party during the Term in tangible form (including, among other, writings, drawings, photographs, magnetic tapes or models) and in other forms, such as orally, observed or heard also during the presence at premises, including the Facilities.

1.21	“Instructions of Intercell” or “Intercell’s Instructions” shall have such meaning as set forth in the Quality Agreement, Appendix 4 thereof.

1.22	“Intercell” shall have the meaning set forth in the first paragraph of this Agreement.

1.23	“Intercell Materials” shall mean the Bulk Vaccine and the other materials and components supplied or approved by Intercell, all as listed and set forth in Appendix 2 of the Quality Agreement.

1.24	“Product” shall have the meaning set forth in Appendix 1 of the Quality Agreement.

1.25	“Production” or “Produce” shall mean the production of the Product from Vetter Materials and Intercell Materials, all in accordance with the Agreed Specifications.

1.26

“Purchase Order” shall mean a purchase order signed on behalf of Intercell which shall be binding and irrevocable and shall be used only for the purpose of confirming quantities, and prospective delivery dates, of the Final Product and/or Semi-Finished Product; provided, however, no pre-printed or other term on any such purchase order shall have any force or effect, all of which pre-printed or other terms shall be null and void unless otherwise specifically agreed to in writing by and between the Parties hereto and, furthermore, the provisions contained in this Agreement shall be deemed incorporated into any such purchase order.

1.27	“Quality Agreement” shall mean that certain quality agreement effective as of the Effective Date, as may be amended from time to time as provided therein, attached hereto as Annex 4.

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1.28

“Regulatory Authority” or “Regulatory Authorities” shall respectively mean the FDA, and/or the EMEA, and German national health authorities, individually or collectively, and the supplemental regulatory authorities, if any, with respect to which Vetter has given its express written consented and as to which the Parties have agreed in writing upon, among other things, the allocation of any additional costs in connection therewith.

1.29	“Semi-Finished Product” shall mean a syringe filled with Final Bulk Vaccine and inspected but not labelled and packaged for a specific country.

1.30	“SOPs” shall have such meaning as set forth in the Quality Agreement.

1.31	“Term” shall have the meaning set forth in Article 13 hereof.

1.32

“Territory” all nations of the world except Japan, it being understood that Japan may be included therein if the Parties have agreed upon particular provisions applicable to such Products (including any technical, commercial, legal, quality assurance, and price aspects thereof) considered for the Japanese market.

1.33	“Vetter” shall have the meaning set forth in the first paragraph of this Agreement.

1.34	“Vetter Inventions” shall have the meaning set forth in Section 10(3) hereof.

1.35	“Vetter Materials” shall mean such materials and components supplied by Vetter, all as listed and set forth in Appendix 3 of the Quality Agreement.

2.	ARTICLE 2: PRODUCTION

2.1

Vetter agrees to Produce the Products from Intercell Materials and Vetter Materials, all in accordance with the Agreed Specifications. Vetter shall sell and deliver the Products, for the prices herein set forth, or determined in accordance with the provisions hereof, to Intercell.

2.2

Intercell shall keep Vetter informed of the legislation and the relevant rules and the regulations, especially including any affecting the specific Product related SOPs of the Regulatory Authorities which may affect the Product and its Production and shall specifically inform Vetter of the effect of any thereof, along with all of the relevant rules and regulations promulgated by any Regulatory Authorities other than FDA and EMEA which have been agreed upon in writing by the Parties as set forth herein (except, with respect to such obligation of Intercell to specifically inform Vetter thereof, to the extent that the Parties may otherwise expressly thereupon agree). Subject to the terms of Section 12.4, to the extent Intercell fails to so inform Vetter, Vetter shall have no liability with respect to the Products for the consequences of any such failure.

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2.3	(a)

Changes to the Agreed Specifications are subject to the change control procedures set forth in the Quality Agreement. Intercell may request that any changes be made to the Agreed Specifications and incorporated in the Product, subject to Vetter and Intercell prior agreeing in writing to any necessary amendments to this Agreement, including, without limitation, price adjustment or other allocation of costs and expenses reasonably required for implementation of such changes. In accordance with the change control procedures, Vetter shall keep Intercell informed of significant contemplated changes, including improvements, in the materials to be supplied by Vetter and to be incorporated in the Product.

(b)

If either Party believes any change is required by applicable law, regulation and/or practices of regulatory authorities (including Regulatory Authorities) (together, a “Legal Requirement”), such Party shall immediately send the other Party a written request for such change (the “Change Request”). Within [***] following such other Party’s receipt of the Change Request, the Parties’ relevant subject matter experts shall meet in person or by phone to seek a solution. If such subject matter experts have not agreed a solution within [***] of such meeting, the matter shall be referred to executives of Intercell (COO) and Vetter (General Manager) for resolution. If such executives have not agreed a solution within [***] of the matter having been referred to them, than an independent expert (the “Independent Expert”) shall be agreed upon and engaged to advise the Parties on such matter. The Parties shall share the cost of the Independent Expert equally. The recommendations of the Independent Expert for resolution of the matter shall be binding upon both Parties. Intercell acknowledges and agrees that Vetter shall cease further Production for Intercell hereunder pending and subject to the resolution of any disputes arising in connection with, and in accordance with the terms of, this Section 2.3(b).

2.4

Without prejudice to any of Intercell’s other rights under this Agreement, Vetter shall inform Intercell promptly in the event Vetter has knowledge that any authorization or permit with respect to the Facilities relevant to the Production is not obtained timely or is withdrawn or otherwise under investigation.

2.5

Other than the subcontracting of warehousing and internal logistic operations to a third party (currently a company named [***]) and re-qualification of certain materials and substances provided to Vetter by suppliers thereof, by an external laboratory or other party, the Production and any other services under this Agreement shall be performed only by qualified employees of Vetter (in accordance with Vetter’s SOPs and including any temporary employees engaged by Vetter, who shall not be deemed to be subcontractors) and Vetter shall not subcontract or otherwise delegate any Production or other activities under this Agreement without the advance written approval of Intercell, which shall not be unreasonably withheld, it being acknowledged and understood by Intercell that as Production is performed, third party services and expertise may be necessary, advisable and expedient. In the event that Vetter proposes use of subcontractors for particular services, it shall undertake commercially reasonable efforts to cause same to permit Intercell reasonable access to such subcontractors as well as their respective facilities and records for audit purposes; provided that Vetter shall have no liability hereunder in the event of failure of such subcontractors to provide such access or if such access is not provided in a manner satisfactory to Intercell; and provided further that failure of a

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proposed subcontractor to agree that Intercell shall be permitted reasonable access to their facilities for audit purposes shall be deemed to be reasonable grounds for Intercell to withhold its approval of such subcontractor. A Vetter representative may accompany Intercell on such audits. If Intercell approves use of any subcontractors, any such subcontractors shall be bound to written terms regarding confidentiality which are no less strict as those set forth herein or to Vetter’s standard confidentiality agreement. None of either Party’s rights and/or obligations under this Agreement shall be affected by Vetter’s engagement of subcontractors pursuant to this Section 2.5, except to the extent, if at all, the Parties have expressly agreed in writing to the contrary. In connection with any subcontractor approved by Intercell pursuant to this Section 2.5, Vetter shall pass along to Intercell the benefit of any warranties to Vetter made by such subcontractor except to the extent, if at all, that any subject liability in connection with such respective warranty is assumed in a separate writing by Vetter. Notwithstanding anything to the contrary herein, Vetter will not be responsible or liable for the provision or performance of third party services or subcontractors.

3.	ARTICLE 3: MATERIALS

3.1	(a)

Intercell shall in accordance with the Quality Agreement timely supply and deliver to Vetter, [***], such quantities of Final Bulk Vaccine and Intercell Materials as Vetter shall require to properly undertake necessary preparations for Production and to timely fulfill Intercell’s Purchase Orders. The Parties shall agree the specific delivery dates of Final Bulk Vaccine and Intercell Materials on a [***] basis. Any delay period of Production arising from insufficient delivery of Final Bulk Vaccine or Intercell Materials (whether timely or in quantity) shall postpone any delivery date requested by Intercell in any Purchase Order and confirmed by Vetter, including any time period Vetter may reasonably determine, in good faith consultation with Intercell, based on Vetter’s general production schedule as consequence of said Final Bulk Vaccine or Intercell Material delivery delay.

(b)

Vetter shall in accordance with the Quality Agreement timely supply such quantities of Vetter Materials as Vetter shall require to properly undertake Production and to timely fulfill Intercell’s Purchase Orders.

(c)

Vetter acknowledges that Intercell is committed to providing a steady supply of Product to the market, and that to meet this commitment it is necessary to build up and maintain a certain level of stock of the Product. The Parties shall use mutual reasonable commercial efforts to coordinate between themselves to reasonably meet (and reasonably/adjust, if necessary, Intercell’s order pursuant to) this commitment, including, without limitation, putting into place reasonably necessary joint plans to meet the initial Purchase Orders.

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3.2	(a)

Final Bulk Vaccine and Intercell Materials shall be used by Vetter only for the Production. Intercell shall be notified by Vetter of any surplus thereof and any such surplus shall be disposed of, returned to Intercell or otherwise handled, all as reasonably directed by Intercell, and at Intercell’s cost and expense. Upon request of Intercell, Vetter shall provide Intercell with copies of a computerized inventory list with respect to Intercell Materials stored at the Facility, all as prior specifically agreed between the Parties in writing.

(b)

Intercell may choose, upon prior written notice, to perform a physical inventory inspection. In the first year Intercell has the right to inspect the inventory up to [***] times. In case no major concerns are identified such an inventory inspection will take place [***] a calendar year upon such dates as may be mutually agreed upon. [***]. Based on said inventory list provided by Vetter, Intercell shall indicate such pallets of Product, Intercell Materials and Final Bulk Vaccine including cooled or frozen bulk vaccine, which shall be physically checked, on a random basis and during normal business hours. Any such inventory inspection shall not exceed a total number of [***], it being agreed that any inspection in excess of [***] and/or [***] inspection shall be reasonably accepted by Vetter in writing upon prior mutual agreement between the Parties clarifying the conditions and costs thereof Any such inventory inspection shall be limited to Product and Intercell Materials. The Parties shall also mutually agree on inspection schedules and members of the inspection team, which members of Intercell’s inspection team shall explicitly be bound by and be subject to the Confidentiality Agreement entered into by and between the Parties hereto. The inspection team shall at all times be accompanied by members of Vetter’s personnel, and not be divided into sub-teams. Any inventory inspection shall be conducted in accordance with cGMP. For the avoidance of doubt, this paragraph refers only to inventory inspections, not to quality inspections which are provided for in the Quality Agreement.

3.3	(a)

All Vetter Materials and Intercell Materials used in the Production of Product shall be tested in accordance with SOPs and other Vetter procedures, unless otherwise agreed upon in writing, including (i) the conducting of incoming inspection upon delivery of any thereof to verify correct quantity and labelling; (ii) visual inspection to identify obvious defects or violations due to transport; (iii) for identity in accordance with, and as such term is defined by, United States Pharmacopoeia and European Pharmacopoeia; (iv) the maintenance and operation of Equipment and other equipment in accordance with SOPs; and (v) otherwise as set forth in the Quality Agreement.

(b)

EXCEPT AS HEREIN AND IN THE QUALITY AGREEMENT SET FORTH TO TEST AND EXAMINE, VETTER SHALL HAVE NO OBLIGATION AND MAKES NO WARRANTIES, REPRESENTATIONS, COVENANTS OR AGREEMENT (EXPRESS OR IMPLIED) WITH RESPECT TO THE VETTER MATERIALS AS SUCH TERM IS DEFINED HEREIN, OR OTHERWISE, OTHER THAN TO THE EXTENT (IF AT ALL) EXPRESSLY SET FORTH HEREIN AND THEREIN. VETTER DOES NOT MAKE ANY REPRESENTATIONS OR WARRANTIES WITH RESPECT TO ANY INTERCELL MATERIALS, OR MATERIALS PROVIDED BY THIRD

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PARTIES. ANY REPRESENTATION, WARRANTY, COVENANT OR AGREEMENT SET FORTH IN THIS AGREEMENT IS EXCLUSIVE AND IN LIEU OF ANY OTHER WARRANTIES, WRITTEN OR ORAL, DIRECT, IMPLIED OR STATUTORY, INCLUDING, BUT NOT LIMITED TO, EXPRESS OR IMPLIED WARRANTIES FOR MERCHANTABILITY, QUALITY OR FITNESS FOR A PARTICULAR PURPOSE.

3.4

Intercell shall utilize commercially reasonable efforts, [***], at all times during the Term and any subsequent term hereof, including without limitation following completion of Production until pickup from Vetter pursuant to Section 6(6) herein below, to provide for and cover the costs of adequate theft, casualty and extended loss insurance in an amount and on terms satisfactory to Intercell for Final Bulk Vaccine and Intercell Materials (whether or not included as part of the Product or otherwise and which shall remain the property of Intercell), as well as for all shipment and storage. In amplification of the foregoing, and not in limitation thereof, and notwithstanding anything to the contrary contained in this Agreement, Vetter shall have no obligation or liability to Intercell (or any party acting in the name of or on behalf of Intercell) in respect of the foregoing items in the occurrence of any theft, casualty or extended loss except to the extent that Vetter shall have been deemed negligent and such occurrence shall not have been covered by such insurance in which event Vetter’s only liability shall be, per calendar year, to reimburse Intercell in [***].

4.	ARTICLE 4: YIELD

4.1

The Parties shall evaluate and mutually determine after the Production of [***] commercial batches of Product of not less than [***] and not more than [***] of Final Bulk Vaccine which during the normal course of Production would be required and acceptable to the Parties to achieve a certain specified result defined in percent, hereby taking into account, among other things, fixed ([***]) and flexible Production losses, and thereby describing a targeted yield in respect of, and in comparison to, the quantities of such supplied Final Bulk Vaccine (“Target Yield”). The mutual determination of Target Yield pursuant to this Section 4.1 shall factor out an agreed upon constant (i.e., irrespective of batch size) for intentional and/or otherwise fixed losses (“Fixed Losses”); provided, however, that in the event the amount of Fixed Losses positively or negatively varies ([***]), the Parties shall from time to time accordingly adjust up or down the applicable allowance in respect of such variance.

4.2

Until the Target Yield has been established and is applicable as set forth herein below, all losses of Final Bulk Vaccine, and any costs and expenses incurred in respect thereof, shall be borne by Intercell and, in amplification thereof, such evaluation of the Target Yield as described hereinabove shall not be applicable to any batches consisting of less than [***] or more than [***] of Final Bulk Vaccine, and shall furthermore not apply if Production has been halted or interrupted for extended time period(s) unless the halt occurred due to Vetter’s fault and/or if, in any calendar year, less than [***] commercial batches of Products shall be or have been Produced by Vetter subject to Purchase Orders.

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4.3

The first Target Yield so established as set forth herein shall apply for the remainder of the calendar year of its determination only. Thereafter, the Target Yield and Fixed Losses shall be reviewed annually and agreed on by the Parties for each calendar year during the Term and any subsequent term of this Agreement through good faith negotiations, taking into account the previous calendar year’s performance, process enhancements and Production improvements, any current or updated requirements of any Regulatory Authority and cGMP requirements, as well as all other relevant circumstances, it being understood and agreed by the Parties that the previous calendar year’s performance shall not be determinative and shall not set any precedence for such review, good faith negotiations, and agreement in respect hereof, and furthermore, the Parties shall, at the end of each calendar year, mutually determine and agree on the cumulative actual losses of Final Bulk Vaccine throughout the elapsed calendar year, excluding the aggregate amount of all Fixed Losses, and thereby determine the actual yield in respect of the use of Final Bulk Vaccine so required by Vetter for Production in said year[. (“Actual Yield”).

4.4

To the extent that the Actual Yield is equal to, or greater than, the Target Yield, all losses of Final Bulk Vaccine, and all costs and expenses incurred in respect thereof, shall remain to be solely borne by Intercell; and, furthermore, the positive difference between Actual Yield and Target Yield shall accrue, offset by losses, if any, resulting from the Target Yield exceeding the Actual Yield (the “Accumulated Surplus”). However to the contrary of the immediately preceding sentence, Vetter shall reimburse Intercell at the mutually agreed contractual value of Final Bulk Vaccine as set forth in Annex 2 attached hereto and multiplied by [***], for any such costs and expenses involved in respect thereof (after being offset by the Accumulated Surplus) in the event any Actual Yield should be mutually determined, in accordance with said agreement referred to hereinabove, to be less than the Target Yield (and accounting for such offset).

5.	ARTICLE 5: INSPECTION AND TESTING OF PRODUCT

5.1

Intercell shall inspect or have inspected all Products upon receipt promptly and without delay. Every inspection and testing data evaluation procedure used by Intercell shall substantially correspond with the procedures used by Vetter before delivery of Product to Intercell, and a copy of the results of such inspection performed by or on behalf of Intercell shall be submitted to Vetter. If such Products do not pass such inspection, then within [***] after their receipt, Intercell shall promptly notify Vetter in writing, and, in accordance with the instructions of Vetter, Intercell shall either return the rejected batch to Vetter, said return at Vetter’s cost and expense only in such event of justified rejection as provided hereunder, or shall otherwise dispose of the Products.

5.2

Any Product, which is not rejected as in Section 5(1) provided, shall be deemed accepted by and approved of by Intercell to the extent that it contains any non-latent defect. Any Product which contains any latent defect shall be deemed accepted and approved unless of its rejection thereof Intercell shall in writing notify Vetter within [***] after delivery. Intercell agrees to notify Vetter in writing promptly after the discovery of any latent Product defect. In amplification of the foregoing, and not in limitation thereof, it is agreed and understood that in the event of a single defect (i.e., a defect clearly affecting only particular units of Product, to the extent such defect is readily capable of cure by Vetter’s replacement of such units) Intercell shall have no right to reject, at Vetter’s cost, the Product or the batch in which such single defect is detected.

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5.3

Vetter shall have no obligation to correct or dispose of any defective Product, or supply a replacement Product, at its own cost, unless the defect, whether detected prior to delivery of Product to Intercell or thereafter, is based solely on Vetter’s negligent failure to provide the Product in accordance with the Agreed Specifications; provided, however, that Vetter shall be deemed not negligent if Vetter can show by way of the batch documentation required under this Agreement (including samples of Product if so available) that the Product has been Produced in accordance with the Agreed Specifications.

5.4

Subject to Section 5(3), Vetter shall correct any defective Product that has been rejected in accordance with Section 5(1) or, if this is not possible, Vetter shall, upon Intercell’s reasonable request use reasonable efforts to supply replacement Product [***]. If Vetter determines that it will not be possible to supply replacement Product [***], then Vetter shall notify Intercell of that immediately, and within [***] of receipt by Intercell of such notification, the Parties shall meet in person or by phone to agree to the earliest practicable timing of the supply by Vetter of the replacement Product, taking into account (i) Intercell’s obligations to supply the Product to the markets, where in certain cases Intercell may be the only supplier to the market and (ii) [***]; provided, however, it is agreed that for the purposes hereof, Intercell shall supply Vetter with the necessary Final Bulk Vaccine and Intercell Materials and, furthermore, it is understood that in addition to such correction or replacement, Vetter’s only liability shall be to reimburse Intercell for the value of Final Bulk Vaccine, and Intercell Materials, both as mutually agreed and set forth in Annex 2 attached hereto, respectively multiplied by [***], which reimbursement shall, per calendar year, in no event exceed the [***].

6.	ARTICLE 6: FORECAST, UPDATE, AND PURCHASE ORDERS

6.1	Forecast, Update and Purchase Order, Cycle Time (as in Annex 3)

(a)	Forecasts.

(i)

By May 1st, 2008, Intercell shall provide Vetter a forecast, as described in more detail in subclause (iii) below, of Intercell’s projected quantity requirements for the Semi-Finished Product during the [***] following the anticipated first commercial sale and the quantity requirements for the launch prior to obtaining the relevant regulatory approval. Thereafter, Intercell shall provide an updated forecast on a rolling basis by the [***] Business Day of each calendar month, covering continuously Intercell’s projected quantity requirements for the Product for the following [***] period (each, a “Rolling Forecast”).

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(ii)	Each Rolling Forecast shall list the projected quantity requirements as set out in Annex 3 for Product on a monthly basis for the [***] country-by-country (i.e., packaging).

(iii)

The first [***] of each Rolling Forecast shall constitute a binding and irrevocable commitment and Intercell will order such quantities and Vetter will Produce and supply such quantities Intercell shall issue corresponding Firm Orders on a monthly basis by the first business day of the applicable calendar month so that the first [***] of a given Rolling Forecast are subject to Firm Orders.

(iv)

The subsequent [***] of each Rolling Forecast (i.e., [***]) shall constitute a binding commitment to order no less than [***] of the quantity of Product projected for such time period. The maximum expected quantity for such [***] period shall be [***] of the projected Product quantity.

The subsequent [***] of each Rolling Forecast (i.e., [***]) shall constitute a binding commitment to order no less than [***] of the quantity of Product projected for such time period. The maximum expected quantity for such [***] period shall be [***] of the projected Product quantity.

(v)

It is agreed and understood that based on such Forecast (and, to the extent commercially practicable, on any Updates) Vetter may place, in accordance with its customary business practices, binding orders for Vetter Materials, including supplies and other components for the Products which in accordance hereto shall not be supplied by Intercell.

Each Rolling Forecast shall reflect at least the firm commitment described in the foregoing. No Rolling Forecast shall, with respect to the same time period, reflect more than the maximum expected quantities as determined pursuant to the previous Rolling Forecast.

(b)

Purchase Orders. Intercell shall place written Purchase Orders consistent with the terms and conditions hereof setting forth Intercell’s order number, quantity of Product ordered, requested delivery date, the country in which such Products will be sold and any country-specific packaging and labelling requirements under applicable Laws and Regulations or otherwise requested by Intercell and any other relevant information (“Purchase Order”). No Purchase Order shall contain any terms or conditions that conflict with or are in addition to the terms and conditions of this Agreement and in any such event the terms of this Agreement will control. All Purchase Orders that are consistent with the terms and conditions of this Agreement and do not exceed the maximum expected quantity shall be deemed accepted by Vetter upon receipt.

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) CUSTOMARILY AND ACTUALLY TREATED BY THE REGISTRANT AS PRIVATE OR CONFIDENTIAL.

(c)

If any Purchase Order on its face appears duly signed on behalf of Intercell, Vetter may fully rely thereon without independent investigation and such Purchase Order shall be valid for all purposes hereof.

Vetter shall establish and maintain a safety stock level for primary packaging material equivalent to the then-current order volume for the subsequent [***], and with respect to secondary packaging materials in accordance with Vetter’s customary practices for such materials. The Parties may discuss together from time to time the relevant factors affecting Intercell’s anticipated requirements, such as market circumstances; provided, Vetter agrees to adjust such levels upward as commercially reasonable and practicable to meet increased anticipated potential requirements on the condition that Intercell reimburses Vetter for all primary and secondary packaging materials that are not used in Product but not (without written agreement by the Parties to the contrary) longer than [***] (or as needed to fulfil any outstanding firm orders).

(d)	Cycle Time: see Annex 6

If and when commercially reasonable and practicable, based on capacity, availability, and other supply commitments, Vetter shall endeavor to accommodate shorter Cycle Times.

(e)

Shipment. Vetter will fulfill all accepted Purchase Orders on or before the requested delivery date, unless an earlier delivery date has been expressly accepted by Vetter in writing. Intercell may notify Vetter in writing of any requested change of the country in which ordered Products will be sold, together with notification of any country-specific packaging and labelling requirements under applicable Laws and Regulations or otherwise requested by Intercell, provided that if any such request is made less than [***] prior to the agreed delivery date, the delivery date shall be modified to be up to [***] after Vetter’s receipt of such notification.

Upon each Intercell’s written notification by Vetter of Product release, Intercell shall meet its responsibility for arranging delivery Ex Works Facility (EXW Incoterms 2000) of Product from Vetter to Intercell or to such other locations as may be designated by Intercell. Vetter shall cooperate with Intercell in addressing customs or special shipping requirements in Germany and in obtaining any permits required to deliver Product to the designated locations. The costs of any delivery, customs, and any applicable transport insurance, shall be borne by Intercell.

7.	ARTICLE 7 : PRICE; PAYMENT

7.1	The prices to be paid for the Product are as set forth in Annex 1 hereof, which may be changed from time to time pursuant to prior written agreement of the Parties.

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) CUSTOMARILY AND ACTUALLY TREATED BY THE REGISTRANT AS PRIVATE OR CONFIDENTIAL.

7.2

All payments shall be [***] and shall be made in Euro (EUR) [***]. In the event Intercell pays (receipt of readily available funds by Vetter) later than [***] of receipt of the invoice (except when payment is subject to a good-faith resolution of any dispute), Vetter shall be entitled to interest payments in the amount of [***] of the invoiced amount per month and Intercell shall add such interest accumulated in accordance with this Article as of the time of payment, to the invoiced amount with Intercell’s payment.

8.	ARTICLE 8 : CERTAIN REPRESENTATIONS AND AGREEMENTS

8.1

Intercell represents and warrants that it has inspected the Facility or Facilities which shall be used for the Production and confirms its or their, as the case may be, suitability for the Production of the Product.

8.2

Intercell represents and warrants that Intercell’s Instructions are and shall be its property and that Intercell has the right to provide Vetter with Intercell’s Instructions and for the purposes herein contemplated.

8.3

Intercell represents and warrants that Intercell’s Instructions are and shall be sufficient to function as a basis for Vetter to develop, in cooperation with Intercell, the Agreed Specifications necessary to engage in the packaging of the Semi-Finished Product as herein contemplated.

8.4

Intercell represents and warrants that Intercell or any third party will not undertake to register the Product, file a drug application or otherwise will entertain efforts to obtain further governmental licenses or similar approvals with regard to the Product outside the Territory without Vetter’s prior written consent.

8.5

Vetter represents and warrants that it holds all necessary authorizations and permits with respect to the Facilities relevant to the Production from the authorities of the country where such Production takes place; provided that, for the avoidance of doubt, the Parties agree that this Section 8.5 does not refer to any Product-specific authorization or permit.

8.6

Each Party represents that it has sufficient authority to enter into this Agreement and that, by entering into this Agreement and fulfilling its obligations under this Agreement, it will not violate any other agreement to which it is a party, or, subject to the limitation on Vetter’s obligations set forth in Section 2.2 hereof (and Intercell’s obligation to inform Vetter pursuant to Section 2.2), any requirement of Regulatory Authorities. To the extent of each Party’s respective knowledge and information, each Party represents and warrants that it (a) has sufficient right, title and interest in the United States and the EU (as constituted prior to May 1, 2004) to its intellectual property as utilized in the Production of (and as incorporated within) the Product to perform its respective obligations pursuant to this Agreement and (b) has not received any written notice that its use of such Production intellectual property in the Production of the Product infringes any valid and enforceable rights of any third party which have not been resolved so as to permit it to perform its obligations hereunder.

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) CUSTOMARILY AND ACTUALLY TREATED BY THE REGISTRANT AS PRIVATE OR CONFIDENTIAL.

9.	ARTICLE 9 : GOVERNMENT APPROVAL

9.1

Intercell shall be responsible for obtaining and maintaining, at Intercell’s cost, all appropriate governmental approvals, consents and clearances for the matters herein contemplated, including the sale and distribution of the Product in the Territory, and Intercell shall not sell the Products or allow the Products to be sold without first securing such approvals, consents and clearances. For the sake of clarification, these costs shall include, but not be limited to, such reasonable costs associated with governmental audits of Vetter pertaining to the Product. Vetter shall cooperate and make every reasonable effort, at Intercell’s reasonable expense, in providing such information and other assistance as Intercell may reasonably request to expedite all such governmental approvals, including, without limitation cooperating with all relevant Regulatory Authorities during any inspection of the Facility.

9.2

Intercell understands and acknowledges that the Regulatory Authorities may still have to approve the Production of the Product at the Facility and that Vetter does not represent or warrant to Intercell such approval.

10.	ARTICLE 10 : TRADEMARK AND INTELLECTUAL PROPERTY

10.1

Each Party shall continue to own all of its intellectual property including patents, trademarks, copyrights, trade secrets and other intellectual property (patentable or not) existing prior to the Effective Date, and, except as granted herein to the other Party by virtue of this Agreement, neither Vetter nor any third party shall acquire any right, title or interest in any such existing intellectual property of Intercell and similarly, neither Intercell nor any third party shall acquire any right, title or interest in any such existing intellectual property of Vetter.

10.2

Final Bulk Vaccine Inventions. In respect of any inventions, improvements, enhancements or alike made during the Term or any subsequent term of this Agreement and conceived or reduced to practice or generated by Intercell and/or Vetter only in respect of Final Bulk Vaccine, Intercell shall own all intellectual property including patents, trademarks, copyrights, trade secrets and other intellectual property (patentable or not) relating thereto and Vetter shall have the right to use such intellectual property only in connection with the performance of its obligations hereunder.

10.3

Production Inventions. In respect of any inventions, improvements, enhancements or alike made during the Term or any subsequent term of this Agreement and conceived or reduced to practice or generated by Intercell and/or Vetter in respect of Production (including manufacturing procedure other than if only related to Final Bulk Vaccine), Vetter shall own all intellectual property including patents, trademarks, copyrights, trade secrets and other intellectual property (patentable or not) relating thereto excluding any such inventions, improvements, enhancements or alike to the extent solely applicable to Final Bulk Vaccine (as to which Vetter shall have the right to use such intellectual property only in connection with the performance of its obligations hereunder) (“Vetter Inventions”) and

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) CUSTOMARILY AND ACTUALLY TREATED BY THE REGISTRANT AS PRIVATE OR CONFIDENTIAL.

shall promptly upon becoming aware thereof disclose such Vetter Inventions in writing to Intercell; provided, however, for the sake of clarification, such Vetter ownership shall exclude any thereof which constitutes Confidential Information of Intercell, disclosed in writing by Intercell, in respect of which Intercell shall grant to Vetter irrevocable, perpetual, worldwide, non-exclusive and royalty-free license(s) thereunder to the extent such can be generally applied other than solely in respect of Final Bulk Vaccine. Vetter grants to Intercell a non-exclusive, non-sublicensable, royalty-free (except for the payments herein required to be made to Vetter) license to the Vetter Inventions (as embodied in the Product) in the Territory, to use, have used, sell, have sold, offer for sale, import, export, have imported and have exported the Product Produced by Vetter under this Agreement, whether during (i) the initial or any subsequent term of this Agreement; or (ii) thereafter simultaneous with the shelf-life of the Produce, as so and only Produced for Intercell by Vetter in the course of this Agreement.

10.4	[***].

11.	ARTICLE 11 : INFRINGEMENT

11.1

Intercell shall be responsible for all suits and actions based upon any claim that Intercell Materials, any Information of Intercell, Intercell’s Instructions or other matter provided by Intercell hereunder or the use by Vetter of any thereof infringes on any third party’s patent, trademark or other registered proprietary rights in the Territory.

11.2	[***].

11.3	The Parties shall keep each other informed in writing about any such action, and shall provide reasonable cooperation to each other in the defense of any such suit.

12.	ARTICLE 12: INDEMNIFICATION AND RECALL OF PRODUCT

12.1

Vetter and Intercell shall at all times during the Term or any subsequent term hereof each indemnify, defend, and hold the other, its Affiliates, and their respective trustees/executors, officers, directors, agents and employees, harmless from and against any and all claims, suits, damages, liabilities, judgments, costs, awards, and expenses (including reasonable attorneys’ fees) of any third party whether based on product or producer liability or otherwise (collectively, the “Costs”), resulting from or arising out of any negligence (as defined under the laws of Germany) or willful misconduct by Vetter or Intercell, as the case may be, or any breach by Vetter or Intercell, as the case may be, of its representations, warranties, agreements or other obligations contained in this Agreement.

12.2

In amplification of the foregoing, and not in limitation thereof, Intercell shall indemnify and hold Vetter, its Affiliates, and each of their respective trustees/executors, officers, directors, agents end employees, harmless from all Costs (i) in excess of [***]; or which arise out of (ii) Vetter’s compliance with the Agreed Specifications, Intercell’s Instructions, or any other Information or written direction given by Intercell; or (iii) the use by Intercell, Vetter, or any other person or party, of Intercell Materials, Vetter Materials [, or any other components supplied or approved by Intercell; or (iv) the distribution, sale or use of the Products by Intercell, Vetter, or any other person or third party.

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) CUSTOMARILY AND ACTUALLY TREATED BY THE REGISTRANT AS PRIVATE OR CONFIDENTIAL.

12.3

Other than the obligation in Subsection 12.2(i) herein above, in all cases but the willful misconduct of Vetter (to which extent Intercell shall have no obligation pursuant to Subsection 12.1), such indemnification obligation of either Party for the benefit of the other Party shall not apply if and to the extent all of the following circumstances apply: (x) the other Party had actual prior knowledge of a fact or circumstance attributable to such Party or within the sole control of such Party that has caused, in whole or in part, the damage for which indemnification is sought; (y) such Party’s failure to act upon such actual knowledge constituted willful misconduct with respect to the proximate cause of such damage; and (z) but for such Party’s failure to act upon such actual knowledge the damage would not have taken place.

12.4

Vetter shall not be deemed negligent as long as Vetter follows the Agreed Specifications, Intercell’s Instructions, and any other Information or written direction given by Intercell. Vetter may rely on the correctness and completeness of the Agreed Specifications, Intercell’s Instructions, and any other Information or written direction given by Intercell. Compliance of Vetter with the obligations under the foregoing sentence shall be evidenced by the batch documentation (including samples of Product if so available) provided for in accordance with both this Agreement and the Quality Agreement.

12.5

The Parties shall promptly notify each other in writing of any claims and suits brought or threatened and shall permit, subject to the rights of any insurer, the other Party to join in the defense thereof.

12.6

It is understood that Vetter shall not be liable for and that Vetter does not warrant or represent to Intercell any Intercell Materials, or other materials or services manufactured or supplied by Intercell or any third party; provided, however, Vetter agrees to transfer promptly to Intercell any warranties of such third parties at the time of Vetter’s receipt thereof, if, and as so received by Vetter in respect thereof, including, without limitation, warranties received by Vetter from [***].

12.7

Vetter shall maintain product liability insurance, as long as commercially reasonable and practicable, for a sum of not less than [***] per calendar year (with [***] in the event of personal injury and [***] in the event of property damage), with a reputable insurance company, which sum shall include (namely be reduced by) attorneys’ fees for any action brought in the United States or Canada or any of either of their territories or possessions. Vetter shall have no liability vis-à-vis Intercell, its Affiliates, and both its respective trustees/executors, officers, directors, agents and employees, for any product or producer liability claim in excess of [***]; provided, however, and not withstanding anything in this Agreement to the contrary contained, it is agreed and understood by Intercell that, if Vetter should be compelled by Intercell, any of its Affiliates, or parent companies (if any) to undertake any action which could or would lead, or has led, to the loss of its liability insurance coverage then Vetter shall hereby be entitled to seek indemnification hereunder from Intercell above [***] per calendar year.

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) CUSTOMARILY AND ACTUALLY TREATED BY THE REGISTRANT AS PRIVATE OR CONFIDENTIAL.

12.8

In the event that any Product is recalled by Intercell or by order of any government authority (including Regulatory Authorities), Vetter shall comply with the relevant provisions of the Quality Agreement and shall have liability with respect to such recall to the extent such recall is based on Vetter’s gross negligence to supply Product in accordance with the Agreed Specifications, in which event Vetter, as it may determine, shall either supply replacement Product as in Section 5.3 provided or reimburse Intercell by either amount as set forth in Section 5.4 hereof.

12.9

NOTWITHSTANDING ANYTHING TO THE CONTRARY IN THIS AGREEMENT CONTAINED, NEITHER PARTY SHALL BE RESPONSIBLE TO THE OTHER OR ANY AFFILIATE OF THE OTHER FOR ANY REASON WHATSOEVER FOR LOSS OF PROFITS (EXCEPT ANY PROFITS CONTAINED IN THE PRICES TO WHICH VETTER MAY BE ENTITLED FOR COMPLETION OF ITS CONTRACTUAL OBLIGATIONS HEREUNDER), LOSS OF GOODWILL, LOSS OF BUSINESS, OR INDIRECT, INCIDENTAL, EXEMPLARY, SPECIAL OR CONSEQUENTIAL DAMAGES.

13.	ARTICLE 13: TERM AND TERMINATION

13.1

This Agreement shall be effective as of the Effective Date for a term of three (3) years (the “Term”) subject to the termination provisions of this Article 14. Upon the expiration of the Term or any subsequent term, this Agreement shall automatically renew for a period of one (1) year unless either Party notifies the other Party in writing [***] prior to any expiration date of its intention to not renew this Agreement.

13.2

Each Party shall have the right to terminate (with immediate effect or, if applicable, after the expiration of the [***] period hereinafter referred to) this Agreement upon prior written notice in the event the other Party is in major default in the fulfillment of any obligation hereunder. The term “major default” shall include, but not be limited to (i) in respect of Intercell, the failure to maintain insurance as herein provided, or pay any amount when due; (ii) in respect of Vetter, Production of [***] consecutive lots of Product that fail to meet the Agreed Specifications; (iii) the insolvency, bankruptcy or liquidation of a Party or the appointment of a receiver of any significant part of the property of a Party or the occurrence of any similar event; (iv) in the case of any other default which can be cured, the failure to remedy or make good the default during a period of [***] after the giving of any written notice specifying such curable default, and, furthermore provided, if such notice as herein referred to has been given no additional notice shall be necessary to effect the termination of this Agreement after the expiration of such [***] period if the Party in default did not undertake any action reasonably capable of initiating said remedy; and (v) the request by any Regulatory Authority that Vetter should implement any changes which are related to the Product which change Intercell does not approve of, or for which Intercell declines to pay.

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) CUSTOMARILY AND ACTUALLY TREATED BY THE REGISTRANT AS PRIVATE OR CONFIDENTIAL.

13.3

Upon any termination of this Agreement, for any reason whatsoever, Vetter shall sell to Intercell, and Intercell shall purchase, at the prices herein provided, all Products for which Purchase Orders have been placed, or are required to be placed, on or prior to the date of termination, and, at the prices thereof, all Vetter Materials, and other materials, as have been ordered by Vetter as contemplated in or permitted under this Agreement.

13.4

Intercell shall have the right to terminate this Agreement upon [***] prior written notice to Vetter in the event that any of EMEA, the FDA, or WHO shall have failed to grant regulatory approval of the Product within [***] of the Effective Date.

13.5

Vetter shall deliver to Intercell, unless otherwise directed by Intercell, at Intercell’s cost and expense, any quantities of Intercell Materials in its possession. Vetter shall return to Intercell all documentation constituting Information of Intercell (including copies thereof) which has been provided by Intercell to Vetter hereunder; provided, however, and notwithstanding the foregoing, Vetter may retain such limited amount of Products and Intercell Materials (all thereof sufficient for [***] analyses) as well as such documentation, as may be necessary for proper record keeping or the satisfaction of legal requirements.

13.6

Upon any termination of this Agreement, for any reason whatsoever, Intercell shall return to Vetter all documentation constituting Information of Vetter (including copies thereof) which has been provided by Vetter to Intercell hereunder; provided, however, Intercell may retain such limited number thereof as may be necessary for proper record keeping or the satisfaction of legal requirements, subject to the provisions as in the Confidentiality Agreement contained and applicable hereto, including its alterations made hereunder.

Additionally upon any termination of this Agreement, Vetter agrees to promptly return to Intercell, at Intercell’s cost, all unused Final Bulk Vaccine and/or Intercell Materials, all Product (subject to Intercell’s obligation fulfilled to pay as herein provided), all Confidential Information of Intercell, Equipment (if procured for, paid and owned by, Intercell), Product-specific Specifications, batch records and other documents relating solely to the Product; provided, however, that Vetter may retain one (1) copy of the foregoing as may be necessary to comply with law and the regulations of Regulatory Authorities, subject to the provisions as in the Confidentiality Agreement contained and applicable hereto, including its alterations made hereunder.

14.	ARTICLE 14: FORCE MAJEURE

14.1

Neither Party shall be responsible to the other, and no default shall be deemed to have occurred hereunder, for failure or delay in performing any of its obligations under this Agreement or for other non-performance hereof if such failure, delay or non-performance is caused by or arises from strike, stoppage of labor, lockout or any other labor trouble, shortage of energy or raw material or any other inability to obtain any materials or shipping space, breakdown or delays of carriers or shippers, default or delay by any supplier or sub-contractor, fire, flood, lightning, fog, storm, or other unusual weather conditions, explosion, accident, earthquake, epidemics, act of God, any public enemy, sabotage, invasion, war (declared or undeclared), riot, embargo, governmental or administrative act

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) CUSTOMARILY AND ACTUALLY TREATED BY THE REGISTRANT AS PRIVATE OR CONFIDENTIAL.

or restraint, prohibition on import or export of the Product or materials incorporated therein or parts thereof, or any other cause that is beyond the reasonable control of the affected Party, including such events which stem from the internalization of such operations and services which typically and customarily are provided by a third party (any such matter or cause, “force majeure”). A Party shall be under no obligation to settle a strike, labor stoppage, lockout, or any other labor trouble by entering into any agreement to settle such matter and until such matter is settled to the satisfaction of the affected Party, such matter shall continue to be a matter beyond the reasonable control of the affected Party.

14.2

The Party claiming force majeure hereunder shall promptly notify the other specifying the cause and probable duration of the delay or non-performance. Vetter shall be under no obligation to Produce the Product scheduled to have been Produced during a time period of force majeure; however, each affected Party shall undertake every reasonable effort to fulfill its contractual obligations to the extent reasonably possible under the circumstances.

15.	ARTICLE 15: CONFIDENTIALITY

The provisions of the Confidentiality Agreement shall govern this Agreement in every respect, except that, the confidentiality obligations in the Confidentiality Agreement shall survive the expiration of the Term and thereafter remain in full force and effect for a period of [***].

16.	ARTICLE 16: UN CONVENTION

UN Convention. Notwithstanding anything herein to the contrary contained in this Agreement and its Annexes, the United Nations Convention on Contracts for the International Sale of Goods shall have no application to, and shall be of no force and effect with respect to, this Agreement or the matters herein set forth or contemplated.

17.	ARTICLE 17: TIMELY PERFORMANCE

Failure by a Party, at any time, to request performance by the other Party or to claim a breach of this Agreement, unless such request or claim is reduced to writing, shall not be construed as a waiver of any right under this Agreement, nor affect any subsequent breach nor affect the effectiveness of the Agreement or any part thereof, nor prejudice such Party with respect to any subsequent action.

18.	ARTICLE 18: ENTIRE AGREEMENT

18.1

This Agreement, the Confidentiality Agreement and the Quality Agreement constitute the entire agreement between the Parties with respect to the subject matter hereof and (together with the Confidentiality Agreement, as amended by effect of Section 1[(18)] and Article 16 hereof, and the Quality Agreement) in such respect (but solely in such respect) shall supersede all prior proposals (including the Offer), negotiations, conversations, discussions and agreements by and between the Parties concerning the subject matter hereof as in the recitals hereof referred to.

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) CUSTOMARILY AND ACTUALLY TREATED BY THE REGISTRANT AS PRIVATE OR CONFIDENTIAL.

18.2

Any provision of this Agreement which might be, or become, void, invalid, or unenforceable, shall be replaced by mutually agreed provisions valid and enforceable in compliance with the commercial and lawful purposes and intentions of the Parties hereto as contained in and shown by this Agreement. The validity of this Agreement shall remain independently of any provision therein contained which provision might be or has become void, invalid, or unenforceable, except in the event that the Parties would not have entered into the Agreement given any impossible replacement as herein mentioned. In case of any gap contained in this Agreement and initially unconsidered by and between the Parties, such reasonable provision shall be effective in order to complete the Agreement, which approaches the respective consideration of the Parties to a maximum extent.

19.	ARTICLE 19: CONFLICT

In the event of any conflict between any provision of this Agreement and any of those contained in the Quality Agreement the provisions of the Quality Agreement shall govern and control in respect of quality issues only, whereas this Agreement (excluding its Annexes) shall govern and control in all other respects.

20.	ARTICLE 20: AMENDMENTS

Any amendment to or alteration of the provisions in this Agreement contained, specifically including this Article 21, shall take effect only by a written document signed by the duly authorized representatives of each of both Parties.

21.	ARTICLE 21: ASSIGNMENT

Neither this Agreement nor any rights or obligations hereunder shall be assignable or transferable by either of the Parties hereto without the prior written consent of Vetter, Intercell and Intercell AG, except that either Party may assign this Agreement to an Affiliate, provided that such assigning Party shall remain jointly and severally responsible liable to the non-assigning Party along with such Affiliate and such Affiliate may not further assign this Agreement without the consent in writing of the non-assigning Party, and except that Vetter may assign warehousing and internal logistic operations to an independent contractor (currently [***]); provided, however, Vetter shall be liable for said contractor as if it had performed itself.

22.	ARTICLE 22: NOTICES

22.1

All notices, requests, demands and other communication hereunder, shall be addressed as follows (or to such other address, telex number with confirmed answer back, or fax number, as each Party may specify in a notice pursuant hereto) and be deemed to have been duly given upon receipt (provided receipt is on Monday, Tuesday, Wednesday, Thursday, or Friday, which is not a national holiday at the place of receipt and during normal business hours of the recipient (the “Business Day”), otherwise on the next succeeding Business Day), when delivered personally, mailed by registered or certified mail, return receipt requested, or telexed with confirmed answer back, or faxed, to

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) CUSTOMARILY AND ACTUALLY TREATED BY THE REGISTRANT AS PRIVATE OR CONFIDENTIAL.

Intercell:	Intercell AG
Headquarters
Campus Vienna Biocenter 2 1030 Vienna, Austria
Attn.: Chief Operating Officer
Telephone: [***]
Fax: [***]

With a copy to:

Intercell AG
Headquarters
Campus Vienna Biocenter 2 1030 Vienna, Austria
Attn.: General Counsel
Telephone: [***]
Fax: [***]

Vetter:	Vetter Pharma-Fertigung GmbH & Co. KG
Schützenstraße 87 88212 Ravensburg, Germany
Attn.: Director, Key Account Management
Phone: [***]
Fax: [***]

22.2	Each Party hereto may change its address set forth above by giving notice to the other Party as herein provided.

23.	ARTICLE 23: HEADINGS

The headlines of the Articles hereof are for convenience of reference only and shall not affect the interpretation of the respective Articles of this Agreement.

24.	ARTICLE 24: INDEPENDENT PARTIES

Intercell and Vetter are independent parties and nothing in this Agreement is intended or shall be deemed to create a partnership, agency, employer/employee or joint venture relationship between the Parties or between each Party and any employee, agent, officer, director, or trustee/executor, of the other Party. No Party shall have authority to make any statements, representations or commitments of any kind, or to take any action which shall be binding on the other Party, except as may be explicitly provided for herein or as authorized by the Party intended to be bound in writing.

25.	ARTICLE 25: LANGUAGE

All notices and other communications hereunder shall be in English.

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) CUSTOMARILY AND ACTUALLY TREATED BY THE REGISTRANT AS PRIVATE OR CONFIDENTIAL.

26.	ARTICLE 26: RISK MANAGEMENT/BUSINESS CONTINUITY

In order to ensure continuity of Production and in connection with diligent risk management practices, Vetter will implement a risk management program consistent with Vetter’s SOPs, existing policies and according procedures. Such program shall include development of a “business continuity plan” for the Product planning for events involving third party supplier disruptions and delays. Vetter agrees that such risk management and business continuity planning shall be conducted with reasonable diligence, and reflect the application of commercially reasonable principles, which for avoidance of doubt Intercell acknowledges and agrees shall be, with respect to such diligence and principles, consistent with Vetter’s relevant standard procedures and policies.

27.	ARTICLE 27: PARENT COMPANY GUARANTOR

In witness whereof, Intercell AG acknowledges all of the terms set forth in this Agreement, including the right to make changes and amendments thereof as herein set forth, and hereby agrees and declares that it is directly fully responsible to Vetter for the services to be performed by Intercell and guarantees to Vetter the due performance and/or payment of all of the obligations and liabilities of Intercell pursuant to this Agreement, provided, however, that Vetter has first requested performance or payment from Intercell as in this Agreement provided prior to any claim made to Intercell AG and that Vetter has first reasonably concluded that it will not be paid by Intercell and/or said performance will not be made by Intercell, as the case may be, in a timely manner as herein specified or, in the event no time period is so specified for such payment or performance herein, in a reasonable time period. Intercell AG further acknowledges and agrees that, in the event of any full or partial permitted assignment by Intercell to any Affiliate(s) pursuant to Article 21 of this Agreement, Intercell AG shall act, in respect of such assignee Affiliate(s) in the same capacity as is set forth in this Article 27 with respect to Intercell.

28.	ARTICLE 28: GOVERNING LAW

The Parties shall attempt to amicably settle and in good faith resolve any dispute arising between the Parties in connection with this Agreement. Should such attempt fail, this Agreement shall be construed and interpreted in accordance with and governed by the laws of Germany without giving effect to any conflict-of-laws provisions and the competent court of Frankfurt am Main shall have exclusive jurisdiction.

(Remainder of this page left blank intentionally.)

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) CUSTOMARILY AND ACTUALLY TREATED BY THE REGISTRANT AS PRIVATE OR CONFIDENTIAL.

IN WITNESS WHEREOF, the duly authorized representatives of each Party hereto have as of the days and year and in the locations below written executed this Agreement.

INTERCELL BIOMEDICAL LTD.:	VETTER PHARMA-FERTIGUNG GMBH & CO. KG:

Livingston, Scotland	Ravensburg, Germany

(signed) [***]	(signed) [***]
(month) April (day) 30, 2008	(month) May (day) 20, 2008
Name: [***]	Name: [***]
Title: VP Finance	Title: VP Key Account Management

INTERCELL AG (IN ITS CAPACITY AS PARENT COMPANY GUARANTOR):

Vienna, Austria :	Ravensburg, Germany

(signed) [***]	(signed) [***]
(month) April (day) 30, 2008	(month) April (day) 30, 2008
Name: [***]	Name: [***]
Title: Chief Operating Officer	Title: Key Account Manager

INTERCELL AG (IN ITS CAPACITY AS PARENT COMPANY GUARANTOR):

Vienna, Austria :

(signed) [***]
(month) April (day) 30, 2008
Name: [***]
Title: Chief Executive Officer

ANNEX 1: PRICES

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[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) CUSTOMARILY AND ACTUALLY TREATED BY THE REGISTRANT AS PRIVATE OR CONFIDENTIAL.

Pharma solutions for tomorrow, today.

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[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) CUSTOMARILY AND ACTUALLY TREATED BY THE REGISTRANT AS PRIVATE OR CONFIDENTIAL.

ANNEX 2: AGREED VALUE OF Final Bulk Vaccine AND INTERCELL MATERIALS

1. [***].

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) CUSTOMARILY AND ACTUALLY TREATED BY THE REGISTRANT AS PRIVATE OR CONFIDENTIAL.

Execution Draft

ANNEX 3:    [***]

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) CUSTOMARILY AND ACTUALLY TREATED BY THE REGISTRANT AS PRIVATE OR CONFIDENTIAL.

ANNEX 4: QUALITY AGREEMENT

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Execution Draft

ANNEX 5: CONFIDENTIALITY AGREEMENT

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) CUSTOMARILY AND ACTUALLY TREATED BY THE REGISTRANT AS PRIVATE OR CONFIDENTIAL.

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ANNEX 6: CYCLE TIMES

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) CUSTOMARILY AND ACTUALLY TREATED BY THE REGISTRANT AS PRIVATE OR CONFIDENTIAL.

[***]

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) CUSTOMARILY AND ACTUALLY TREATED BY THE REGISTRANT AS PRIVATE OR CONFIDENTIAL.